GOOD HARBOR TACTICAL SELECT FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

Shares		Fair Value

	EXCHANGE TRADED FUNDS - 98.4%
	DEBT FUNDS - 31.0%
5,730	iShares 3-7 Year Treasury Bond ETF	$ 765,929
60,295	iShares Short Treasury Bond ETF	6,677,068
2,526	Vanguard Long-Term Treasury ETF	252,853
		7,695,850

	EQUITY FUNDS - 67.4%
21,247	Consumer Staples Select Sector SPDR Fund	1,245,924
16,980	Direxion Daily Developed Markets Bull 3X Shares	654,109
8,533	iShares Core S&P Mid-Cap ETF	1,517,338
52,371	iShares MSCI Australia ETF	1,009,189
745	iShares MSCI China ETF	48,760
20,483	iShares MSCI France ETF	561,644
3,630	iShares MSCI India ETF	105,343
9,016	iShares MSCI Japan ETF	495,159
4,289	iShares MSCI Mexico ETF	136,733
4,033	iShares MSCI Russia ETF	134,985
4,187	iShares MSCI South Africa ETF	147,550
2,595	iShares MSCI South Korea ETF	148,252
13,050	iShares MSCI Switzerland ETF	508,428
3,769	iShares MSCI Taiwan ETF	151,589
19,207	iShares MSCI United Kingdom ETF	494,772
10,772	iShares Russell 2000 ETF	1,542,335
183,832	Pacer Trendpilot US Large Cap ETF	4,998,392
22,057	ProShares Ultra MidCap 400	636,565
5,522	ProShares Ultra MSCI Emerging Markets	317,073
13,193	ProShares Ultra Russell 2000	641,180
12,027	Technology Select Sector SPDR Fund	1,256,701
		16,752,021

	TOTAL EXCHANGE TRADED FUNDS (Cost $24,342,192)	24,447,871

	SHORT-TERM INVESTMENT - 1.7%
	MONEY MARKET FUND - 1.7%
415,885	Invesco Short Term Investments Trust - Treasury Portfolio
	Institutional Class, to yield 0.08% * (Cost $415,885)	415,885

	TOTAL INVESTMENTS - 100.1% (Cost $24,758,077)	$ 24,863,756
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1) %	(21,197)
	NET ASSETS - 100.0%	$ 24,842,559

ETF - Exchange Traded Fund
MSCI - Morgan Stanley Capital International
SPDR - Standard and Poors Depositary Receipts
S&P - Standard and Poor
* Money market fund; interest rate reflects seven-day effective yield on June 30, 2020.

GOOD HARBOR FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

The following is a summary of significant accounting policies followed by the Fund in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standards Update ("ASU") No. 2013-08.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (“the Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, price for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds' own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2020 in valuing the Funds' investments measured at fair value:

Good Harbor Tactical Select Fund
Assets	Level 1	Level 2	Level 3	Total
Investments *
Exchange Traded Funds	$ 24,447,871	$ -	$ -	$ 24,447,871
Short-Term Investment	415,885	-	-	415,885
Total	$ 24,863,756	$ -	$ -	$ 24,863,756

The Fund did not hold any Level 3 securities during the period.

* See Portfolios of Investments for industry classifications.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of a fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The identified cost of investments in securities owned by the Funds for federal income for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 2020, were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Good Harbor Tactical Select Fund	24,966,889	825,651	(928,784)	(103,133)